UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22677

Avenue Mutual Funds Trust
(Exact name of registrant as specified in charter)

399 Park Avenue, 6th Floor New York, NY		10022
(Address of principal executive offices)		(Zip code)

Copy to:

Randolph Takian Avenue Capital Group 399 Park Avenue, 6th Floor New York, NY 10022 (212) 878-3500		Stuart Strauss Dechert LLP 1095 Avenue of the Americas New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 878-3500

Date of fiscal year end:	October 31, 2013

Date of reporting period:	October 31, 2013

Item 1.  Shareholder Report

Avenue Credit Strategies Fund

Manager Commentary

October 31, 2013 (unaudited)

Dear Shareholder,

We are pleased to present the 2013 Annual Report for Avenue Credit Strategies Fund, a series of Avenue Mutual Funds Trust (the “Fund”). The following Manager Commentary covers the one year ended October 31, 2013.

Fund Objective and Principal Investment Strategy

The Fund seeks total return, primarily from capital appreciation, fees and interest income. Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objective by opportunistically investing in a combination of high yield bonds, senior secured bank loans and distressed debt instruments (and loan-related or debt-related instruments, including derivative instruments).

Performance1,2

While the Fund does not have a benchmark, it measures its performance against its peers and two indices: the Barclays U.S. Corporate High Yield Index (the “Barclays Index”) and the CS Leveraged Loan Index (the “CS Index”). For the year ended October 31, 2013, the Fund had a total return of 13.24% for the Institutional Class Shares and 12.96% for the Investor Class Shares, compared to 8.87% for the Barclays Index and 6.28% for the CS Index. For the period June 1, 2012 (inception) through October 31, 2013, the Fund had an average annual total return of 16.89% for the Institutional Class Shares and 16.60% for the Investor Class Shares, compared to 11.85% for the Barclays Index and 7.52% for the CS Index.

Factors Affecting Performance

The Fund outperformed the Barclays Index and CS Index over the period as we utilized fundamental analysis to drive our investment approach and individual security selection across a number of positions in the U.S., Canada, Europe and Asia. The Fund benefitted from rising risk asset prices and sector-specific dislocations creating attractive investment opportunities as well as a robust new issues market.

We believe that our approach of analyzing each investment on the merits of issuer, industry and rating has benefitted performance and should, in our opinion, continue to allow us to select the credits that are likely to be drivers of alpha.

The following factors contributed positively to performance:

            The Fund was overweight CCC rated credits relative to the Barclays Index. The CCC portion of the Barclays Index had a total return of 14.44% during the fiscal year3

            The Fund’s exposure to European and Asian credits positively impacted performance. The Barclays Global High Yield Index had a total return of 10.27%, versus 8.87% for the Barclays Index (U.S. only)2,4

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Average Annual Total Returns as of 10/31/13[1,2]
Avenue Credit Strategies Fund	1 Year	Since Inception(a)
Institutional Class Shares (ACSBX)	13.24%	16.89%
Investor Class Shares (ACSAX)	12.96%	16.60%
Barclays U.S. Corporate High Yield Index	8.87%	11.85%
CS Leveraged Loan Index	6.28%	7.52%
Expense Ratio(c)	Gross	Net(d)
Institutional Class Shares (ACSBX)	2.06%	1.64%
Investor Class Shares (ACSAX)	2.35%	1.91%

a	The Fund commenced operations on June 1, 2012.
b

Performance return of the hypothetical $1,000,000 investment for the Fund’s Institutional Class Shares, Barclays U.S. Corporate High Yield Index (the Fund’s most relevant reference) and the CS Leveraged Loan Index are for the period 6/1/12 to 10/31/13.

c

Expense ratio information as of 10/31/2013. As stated in the prospectus available to current and prospective shareholders of the Fund, through February 28, 2014, Avenue Capital Management II, L.P. (the “Investment Adviser”) has contractually agreed to reimburse the Fund so that the Fund’s total expense ratio is limited to 1.50% and 1.75% of the average daily net assets of the Institutional Class Shares and Investor Class Shares, respectively, subject to certain exceptions. In the absence of such reimbursements, the Fund’s returns would have been lower. Additional information pertaining to the 10/31/13 expense ratios can be found in the Notes to Financial Statements.

d

The above expense ratios include investment related expenses such as dividend and interest expense on securities sold short, stock loan fees and interest expense which are not subject to the Fund’s expense limitation. Excluding these expenses, the Fund’s net expense ratios would have been 1.50% and 1.75% for the Institutional Class Shares and Investor Class Shares, respectively.

Avenue Credit Strategies Fund

Manager Commentary (continued)

October 31, 2013 (unaudited)

The top five contributors to performance were:

1.  Ambac Financial Group, Inc.

2.  Lehman Brothers Holdings, Inc.

3.  MGIC Investment Corp.

4.  Travelport

5.  Radian Group

The following factors detracted from performance:

            Cash balances with low rates of return that were held primarily for defensive purposes

            The hedges detracted from performance during the period, but we believe would have helped reduce capital losses during a potential market sell-off

The top five detractors from performance were:

1.  Cengage Learning Acquisitions Inc.

2.  iShares iBoxx $ High Yield Corporate Bond ETF

3.  Dow Jones iTraxx Europe Crossover Index (CDS)

4.  Banco Santander SA (CDS)

5.  Banco Bilbao Vizcaya Argentaria, S.A. (CDS)

We were pleased with our credit selection leading to alpha generation for our investors over the year.

Market Outlook

The credit markets, as measured by the Barclays Index, experienced solid returns during the year; gaining capital appreciation in addition to coupon income. The Fund’s outlook for the near to medium term is balanced, leaning towards positive for the global credit markets despite the following headwinds and macro risks:

            The Federal Reserve (the “Fed”) will likely be tapering bond purchases at some point in the near to medium term. While the Fund does not expect the same spike in yields on a percentage basis as occurred in the May-July time frame, this could serve as a headwind to risk assets.5

            The U.S. government lacks resolution to the debt ceiling and budget deficit on a longer-term basis, causing uncertainty in the markets.

            China’s growth rate will be closely monitored as concerns over GDP growth slowing are addressed.6

            Europe’s ability to sustain recovery as it exits recession remains conditional. Though European economic data has improved, concerns over interest rate risk and unsustainably high unemployment will continue to be evaluated.

Despite these macro risks, which we monitor closely, we believe there are several reasons the outlook for the credit markets remains positive:

            Default rates in the U.S., excluding any large company filing, are expected to remain below 2% in 20147, but should continue to provide ample distressed investment opportunities. Defaults and distressed loan sales from commercial banks in Europe may remain elevated and we believe have potential to increase in 2014.

            The Fed forecasts that inflation is likely to remain below its target of 2.0% for a period of time.

            Despite the Fed’s plans to eventually taper their bond purchases, the Fed has committed to maintaining short term rates near zero for an extended period of time.8 This should continue to drive demand for higher yielding asset classes that have traditionally experienced less interest rate sensitivity.

            Spreads in the high yield and bank loan markets remain attractive near 500 bps in relation to low short-term interest rates and continued low inflation and default rates.9 This could provide for spread tightening over the next 1-4 quarters.

Avenue Credit Strategies Fund

Manager Commentary (concluded)

October 31, 2013 (unaudited)

            Gross new issuance should remain elevated with the majority being used for refinancings, especially in the high yield market. More aggressive financings, including dividend deals, should continue and may increase as a percentage of issuance. In addition, we predict the high percentage of covenant-lite loan deals will continue.

            U.S. covenant-lite bank loan issuance for 2013 is at a record $188.7 billion, surpassing 2007’s record by 74%. Covenant-lite deals issued YTD are more than five times the $35 billion issued in the first nine months of 2012. Covenant-lite loans represent more than half of total loan issuance this year, compared to 25% in 2007.10

We continue to work to identify attractive investment opportunities across the performing, stressed and distressed universe on a global basis. We appreciate your continued interest and support.

Avenue Capital Management II, L.P.

December, 2013

Alternative investments are speculative and involve substantial risks. It is possible that investors may lose some or all of their investment. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program.

The views and opinions in the preceding discussion are subject to change. There is no guarantee that any market forecast set forth in the discussion will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

1

Performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data shown. Investment returns and principal value will fluctuate, and when sold, your investment may be worth more or less than its original cost. All returns assume reinvestment of all dividends. Performance information is not annualized, unless otherwise noted. The Fund commenced operations on June 1, 2012. The performance shown thus represents the Fund’s results for a short period of time. Moreover, the Fund was opportunistic and took advantage of several short term trading opportunities. There is no assurance that such investments will be made in the future or that they will positively impact performance, at all, or to the same extent. Current performance for the most recent month end can be obtained by calling 1-877-525-7330. An independent accountant has not audited, reviewed or compiled the performance results. The Fund’s shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution.

2

Index information was compiled from sources that Avenue Capital Management II, L.P. believes to be reliable. No representation or guarantee is made hereby with respect to the accuracy or completeness of such data. The Barclays U.S. Corporate High Yield Index comprises issues that have at least $150 million par value outstanding, a maximum credit rating of Ba1 or BB+ (excluding defaulted issues) and at least one year to maturity. The CS Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. Investors cannot invest directly in an index, and index performance does not reflect the deduction of any fees or expenses. There are material differences between such indices and the Fund, including without limitation that such indices are unmanaged, broadly-based indices, do not reflect payment of management or brokerage fees and differ in numerous other respects from the portfolio composition of the Fund; as a result, the Fund’s investment portfolio is materially different from any given index. Indices include reinvestment of dividends and other income.

3	Barclays Credit Group, November 21, 2013.
4

Barclays Live Database, November 21, 2013. The Barclays Global High Yield Index represents the union of the U.S. High Yield, Pan-European High Yield, U.S. Emerging Markets High Yield, and Pan European Emerging Markets High Yield Indices.

5	Bloomberg, November 15, 2013.
6	The World Bank, Bloomberg as of September 24, 2013.
7	J.P. Morgan, High Yield Default Monitor, October 1, 2013.
8	J.P. Morgan, Credit Strategy Weekly Update, October 25, 2013.
9	J.P. Morgan, Credit Strategy Weekly Update, October 25, 2013.
10	Goldman Sachs, Leveraged Finance Update, October 10, 2013.

Avenue Credit Strategies Fund

Financial Data(a)

October 31, 2013 (unaudited)

Geographic Allocation(b)	Security Type(c)	Ratings Category(d)

Top Five Industries(f)	Top 10 Largest Holdings

	1	Meritor, Inc		3.9%
	2	Hercules Offshore LLC		3.2%
	3	First Data Corp		3.0%
	4	Clear Channel Communications Inc.		2.8%
	5	Alcatel-Lucent		2.6%
	6	CHC Helicopter SA		2.4%
	7	Halcon Resources LLC		2.3%
	8	Lehman Brother Holdings Inc.		2.2%
	9	Faenza GMBH		2.2%
	10	Caesars Entertainment Corp.		2.2%
			Total Top 10:	26.8%

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. Investing in the Fund is also subject to the specific risks described in the accompanying Notes to Financial Statements. Please read the Notes to Financial Statements for additional information.

(a)	Holdings are subject to change without notice. Calculated as a percent of net assets as of the date of this document. Where applicable, percentages may not add to 100% due to rounding.
(b)

The geographic allocation is based on where Avenue Capital Management II, L.P. (the “Investment Adviser”) believes the country of risk to be. Country of risk is the country where the majority of the company’s operations are based or where it is headquartered. Investment in non-U.S. securities is subject to the risk of currency fluctuations and to economic and political risks associated with such foreign countries.

(c)	Security Type, as defined by the Investment Adviser, is sourced from Bloomberg as well as developed via internal classifications.
(d)

Ratings information represents Standard & Poor’s ratings on the instruments of the portfolio. Ratings are provided for informational purposes only and may change over time. Standard & Poor’s rates securities from AAA (highest quality) to C (lowest quality), and D to indicate securities in default; some securities are not rated (NR). BB and below are considered below investment grade securities. Greater risk, such as increased volatility, limited liquidity, prepayment, non-payment and increased default risk, is inherent in portfolios that invest in high yield (“junk”) bonds.

(e)	Cash and Cash Equivalents includes cash, collateral posted for short positions, if any, as well as other non-investment assets and liabilities (net).
(f)	Industries are represented using Barclays classifications.

Avenue Credit Strategies Fund

Schedule of Investments

October 31, 2013

Security Description	Coupon	Maturity		Principal Amount (000)		Value
CORPORATE BONDS & NOTES — 68.8%
Aerospace & Defense — 0.9%
Accudyne Industries Borrower / Accudyne Industries LLC (a)	7.75%	12/15/2020			$5,200	$5,447,000
Airlines — 0.6%
US Airways Group, Inc.	6.13%	6/1/2018			4,000	3,935,000
Auto Components — 0.9%
Chassix, Inc. (a)	9.25%	8/1/2018			3,600	3,861,000
Exide Technologies (b)(c)	8.63%	2/1/2018			1,200	936,000
Stackpole International Intermediate Co. SA (a)	7.75%	10/15/2021			1,075	1,118,000
						5,915,000
Building Products — 0.3%
Xella Holdco Finance SA PIK (a)	9.13%	9/15/2018		EUR	1,100	1,568,200
Capital Markets — 2.2%
Lehman Brothers Escrow Holdings (b)(c)	5.25%	2/6/2012			$67,850	14,333,313
Chemicals — 1.0%
Perstorp Holding AB (a)	8.75%	5/15/2017			425	444,125
Tronox Finance LLC	6.38%	8/15/2020			5,625	5,737,500
						6,181,625
Commercial Banks — 0.7%
Lloyds Banking Group Capital No.1 PLC (a)	7.88%	11/1/2020			4,250	4,558,125
Communications Equipment — 3.5%
Alcatel-Lucent USA, Inc. (a)	8.88%	1/1/2020			11,255	12,169,469
Aspect Software, Inc.	10.63%	5/15/2017			1,005	1,027,612
Avaya, Inc.:
	9.00%	4/1/2019	(a)		7,650	7,688,250
	10.50%	3/1/2021	(a)		1,900	1,653,000
						22,538,331
Computers & Peripherals — 0.4%
Oberthur Technologies Holding SAS (a)	9.25%	4/30/2020		EUR	1,681	2,373,672
Construction Materials — 2.2%
Faenza GmbH (a)	8.25%	8/15/2021			9,925	14,317,891
Consumer Finance — 1.8%
Springleaf Finance Corp. (a)	6.00%	6/1/2020			$11,800	11,623,000
Containers & Packaging — 1.8%
Ardagh Packaging Finance PLC (a)	9.25%	10/15/2020		EUR	5,975	8,744,601
Exopack Holdings SA (a)	7.88%	11/1/2019			$2,520	2,520,000
						11,264,601
Diversified Consumer Services — 0.4%
Monitronics International Inc. (a)	9.13%	4/1/2020			2,400	2,544,000
Diversified Telecommunication Services — 1.0%
Avanti Communications Group PLC (a)	10.00%	10/1/2019			5,513	5,761,085
Numericable Finance & Co. SCA (a)	12.38%	2/15/2019		EUR	500	811,296
						6,572,381
Electric Utilities — 2.8%
Edison Mission Energy:
	7.00%	5/15/2017	(b)(c)		$6,155	4,493,150
	7.20%	5/15/2019	(b)(c)		1,098	801,540
	7.50%	6/15/2013	(b)(c)		4,635	3,360,375
	7.63%	5/15/2027	(b)		1,471	1,073,830
	7.75%	6/15/2016	(b)(c)		625	455,469
Energy Future Holdings Corp.	11.00%	10/1/2021			2,681	2,942,397
Energy Future Holdings Corp. PIK (a)	11.25%	12/1/2018			7,335	4,804,202
						17,930,963

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2013

Security Description	Coupon	Maturity		Principal Amount (000)		Value
Energy Equipment & Services — 7.9%
CHC Helicopter SA	9.38%	6/1/2021			$15,075	$15,263,437
Globe Luxembourg SCA (a)	9.63%	5/1/2018			1,700	1,734,000
Hercules Offshore, Inc.:
	7.50%	10/1/2021	(a)		5,750	6,008,750
	8.75%	7/15/2021	(a)		7,485	8,233,500
	10.25%	4/1/2019	(a)		5,635	6,367,550
Ocean Rig UDW, Inc. (a)	9.50%	4/27/2016			4,000	4,250,000
Tervita Corp.:
	8.00%	11/15/2018	(a)		4,550	4,732,000
	9.00%	11/15/2018	(a)	CAD	4,000	3,932,288
						50,521,525
Food & Staples Retailing — 0.7%
New Albertsons, Inc.:
	6.63%	6/1/2028			$350	260,750
	7.45%	8/1/2029			75	61,125
	8.00%	5/1/2031			150	123,750
	8.70%	5/1/2030			4,610	4,010,700
						4,456,325
Health Care Equipment & Supplies — 1.1%
Capsugel SA PIK (a)	7.00%	5/15/2019			2,000	2,000,000
ConvaTec Finance International SA PIK (a)	8.25%	1/15/2019			5,000	5,156,250
						7,156,250
Health Care Providers & Services — 0.7%
Tenet Healthcare Corp. (a)	8.13%	4/1/2022			4,150	4,544,250
Hotels, Restaurants & Leisure — 4.0%
Boyd Gaming Corp.	9.00%	7/1/2020			3,062	3,299,305
Caesars Entertainment Operating Co, Inc.:
	9.00%	2/15/2020			2,260	2,118,750
	11.25%	6/1/2017			11,750	11,720,625
Gala Electric Casinos PLC (a)	11.50%	6/1/2019		GBP	1,225	2,170,067
Gala Group Finance PLC (a)	8.88%	9/1/2018			1,225	2,131,118
PNK Finance Corp. (a)	6.38%	8/1/2021			$4,000	4,200,000
						25,639,865
Household Durables — 1.8%
Beazer Homes USA, Inc.	9.13%	5/15/2019			5,150	5,497,625
K Hovnanian Enterprises, Inc. (a)	9.13%	11/15/2020			5,200	5,668,000
						11,165,625
Independent Power Producers & Energy Traders — 1.4%
Ameren Energy Generating Co.:
	6.30%	4/1/2020			2,334	1,820,520
	7.00%	4/15/2018			1,275	1,083,750
	7.95%	6/1/2032			2,100	1,638,000
Calpine Corp.:
	5.88%	1/15/2024	(a)		2,000	2,005,000
	6.00%	1/15/2022	(a)		2,000	2,075,000
						8,622,270
Industrial Conglomerates — 0.3%
Edgen Murray Corp. (a)	8.75%	11/1/2020			1,605	1,853,775

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2013

Security Description	Coupon	Maturity		Principal Amount (000)		Value
Insurance — 3.1%
Ambac Assurance Corp. (a)(c)	5.10%	6/7/2020			$10,698	$9,521,220
Galaxy Bidco Ltd. (a)	6.38%	11/15/2020		GBP	2,000	3,202,790
Galaxy Finco Ltd. (a)	7.88%	11/15/2021			2,000	3,214,815
Hastings Insurance Group Finance PLC (a)	8.00%	10/21/2020			2,500	4,128,753
						20,067,578
Internet Software & Services — 0.9%
BMC Software Finance, Inc. (a)	8.13%	7/15/2021			$5,000	5,287,500
Griffey Intermediate, Inc. / Griffey Finance Sub LLC (a)	7.00%	10/15/2020			308	223,300
						5,510,800
IT Services — 3.0%
First Data Corp.:
	8.25%	1/15/2021	(a)		14,750	15,708,750
	11.75%	8/15/2021	(a)		3,375	3,434,063
						19,142,813
Machinery — 1.6%
Meritor, Inc. (a)	6.75%	6/15/2021			7,650	7,726,500
Milacron LLC / Mcron Finance Corp. (a)	7.75%	2/15/2021			2,640	2,758,800
						10,485,300
Marine — 2.9%
Hapag-Lloyd AG (a)	7.75%	10/1/2018		EUR	4,000	5,619,018
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc. (a)	8.13%	11/15/2021			$1,550	1,565,500
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.	8.13%	2/15/2019			11,193	11,360,895
						18,545,413
Media — 6.3%
Cengage Learning Acquisitions, Inc. (a)(b)	11.50%	4/15/2020			6,000	4,440,000
Clear Channel Communications, Inc.:
	9.00%	12/15/2019			6,300	6,394,500
	11.25%	3/1/2021			4,900	5,261,375
Gibson Brands, Inc. (a)	8.88%	8/1/2018			3,125	3,265,625
Gray Television, Inc.:
	7.50%	10/1/2020	(a)		1,000	1,047,500
	7.50%	10/1/2020			9,800	10,265,500
Nara Cable Funding Ltd. (a)	8.88%	12/1/2018			3,320	3,544,100
Univision Communications, Inc.:
	6.75%	9/15/2022	(a)		3,475	3,787,750
	8.50%	5/15/2021	(a)		2,000	2,215,000
						40,221,350
Metals & Mining — 1.4%
Schmolz + Bickenbach Luxembourg SA (a)	9.88%	5/15/2019		EUR	5,775	8,625,149
Multiline Retail — 1.9%
JC Penney Corp, Inc.:
	5.65%	6/1/2020			$11,950	8,917,687
	5.75%	2/15/2018			725	552,813
The Neiman Marcus Group, Inc. (a)	8.00%	10/15/2021			850	870,188
The Neiman Marcus Group, Inc. PIK (a)	8.75%	10/15/2021			2,000	2,055,000
						12,395,688

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2013

Security Description	Coupon	Maturity		Principal Amount (000)		Value
Oil, Gas & Consumable Fuels — 5.7%
Calumet Specialty Products Partners LP/Calumet Finance Corp.	9.63%	8/1/2020			$4,855	$5,443,669
Connacher Oil and Gas Ltd.:
	8.50%	8/1/2019	(a)		4,650	3,208,500
	8.75%	8/1/2018	(a)	CAD	125	82,722
Energy XXI Gulf Coast, Inc. (a)	7.50%	12/15/2021			$10,525	10,998,625
Halcon Resources Corp.:
	8.88%	5/15/2021			10,650	11,089,312
	9.25%	2/15/2022	(a)		3,542	3,754,520
Midstates Petroleum Co, Inc. / Midstates Petroleum Co. LLC	10.75%	10/1/2020			1,320	1,425,600
Murray Energy Corp. (a)	8.63%	6/15/2021			200	214,000
						36,216,948
Pharmaceuticals — 0.4%
Pinnacle Merger Sub, Inc.	9.50%	10/1/2023			2,600	2,743,000
Road & Rail — 0.9%
Jack Cooper Finance Co. (a)	9.25%	6/1/2020			1,280	1,369,600
Jack Cooper Holdings Corp. (a)	9.25%	6/1/2020			4,325	4,627,750
						5,997,350
Textiles, Apparel & Luxury Goods — 0.2%
Quiksilver, Inc. / QS Wholesale, Inc.:
	7.88%	8/1/2018	(a)		480	513,600
	10.00%	8/1/2020	(a)		960	1,048,800
						1,562,400
Wireless Telecommunication Services — 2.1%
Arqiva Broadcast Finance PLC (a)	9.50%	3/31/2020		GBP	3,625	6,349,962
Sprint Corp. (a)	7.88%	9/15/2023			$6,734	7,306,390
						13,656,352
TOTAL CORPORATE BONDS & NOTES (Cost $432,146,005)						440,233,128
SENIOR LOANS — 8.6% (d)
Communications Equipment — 0.6%
Alcatel-Lucent USA, Inc. Term Loan C (e)	5.75%	1/30/2019			4,102	4,159,161
Computers & Peripherals — 0.7%
Oberthur Technologies Holding SAS Term Loan B (e)	6.00%	10/18/2019		EUR	2,000	2,729,836
Oberthur Technologies Holding SAS Term Loan B2 (e)	5.75%	10/18/2019			$2,000	2,004,160
						4,733,996
Construction Materials — 0.3%
Grupo Cementos Portland Valderrivas, S.A. Term Loan A1 (e)	4.38%	6/30/2016		EUR	414	379,217
Grupo Cementos Portland Valderrivas, S.A. Term Loan A2 (e)	4.38%	6/30/2016			1,401	1,284,375
						1,663,592
Containers & Packaging — 0.2%
Clondalkin Aquisition B.V. 2nd Lien Term Loan (e)	10.00%	11/30/2020			$1,000	970,000
Distributors — 0.6%
Bonhom SAS Term Loan B PIK (e)	2.75%	1/15/2015		EUR	875	1,075,916
Bonhom SAS Term Loan C PIK (e)	3.00%	1/31/2016			2,375	2,936,467
						4,012,383
Energy Equipment & Services — 2.0%
Drillships (Ocean Rig) Financing Holding, Inc. Term Loan B 1 (e)	6.00%	3/31/2021			$4,988	5,059,220
Stallion Oilfield Services, Ltd. Term Loan B (e)	8.00%	6/19/2018			7,749	7,893,866
						12,953,086
Household Products — 0.4%
KIK Custom Products, Inc. 2nd Lien Term Loan (e)	9.50%	10/29/2019			2,750	2,685,183

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2013

Security Description	Coupon	Maturity		Principal Amount (000)	Value
Leisure Equipment & Products — 1.0%
Eastman Kodak Co. Term Loan (e)	7.25%	9/3/2019		$6,484	$6,448,608
Media — 1.9%
Clear Channel Communications, Inc. Term Loan B (e)	3.82%	1/29/2016		6,400	6,203,456
Tech Finance & Co. SCA Term Loan B (e)	7.25%	7/10/2020		6,000	6,022,500
					12,225,956
Multiline Retail — 0.8%
Hudson’s Bay Company 2nd Lien Term Loan (e)	7.25%	10/7/2021		1,500	1,539,375
J C Penney Corp., Inc. Term Loan (e)	6.00%	5/22/2018		3,621	3,499,238
					5,038,613
Oil, Gas & Consumable Fuels — 0.1%
ATP Oil & Gas Corp. DIP Add-On Term Loan PIK (e)	14.50%	2/23/2014		11	7,757
ATP Oil & Gas Corp. DIP Refinancing Term Loan PIK (e)	14.50%	2/23/2014		164	118,380
ATP Oil & Gas Corp. DIP Term Loan PIK (e)	14.50%	2/23/2014		87	62,752
ATP Oil & Gas Corp. DIP Third Amendment Term Loan PIK (e)	14.50%	2/23/2014		49	35,496
Panda Temple II Power, LLC Term Loan B (e)	7.25%	3/28/2019		380	389,500
					613,885
TOTAL SENIOR LOANS (Cost $54,446,938)					55,504,463
CONVERTIBLE BONDS — 4.6%
Household Durables — 0.3%
K Hovnanian Enterprises, Inc.	6.00%	12/01/2017		1,415	1,814,738
Machinery — 2.7%
Meritor, Inc. (a)	7.88%	3/01/2026		14,277	17,257,324
Thrifts & Mortgage Finance — 1.6%
MGIC Investment Corp.:
	2.00%	4/1/2020		5,950	8,121,750
	9.00%	4/1/2063	(a)	1,875	2,115,234
					10,236,984
TOTAL CONVERTIBLE BONDS (Cost $28,868,574)					29,309,046
TRADE CLAIMS — 1.2%
Airlines — 1.2%
American Airlines/Citigroup Financial Products Inc. Single DIP TC Claim# 7433				2,000	1,760,000
American Airlines/Deutsche Bank Double DIP Allowed NAC TC Claim# 13532				3,250	3,055,000
American Airlines/Deutsche Bank Double DIP TC				3,000	2,820,000
TOTAL TRADE CLAIMS (Cost $7,616,250)					7,635,000
MUNICIPAL BONDS — 0.0% (f)
Other — 0.0% (f)
City of Detroit MI:
	4.95%	6/15/2025	(b)(c)	30	13,266
	5.15%	4/1/2025	(b)	5	3,781
TOTAL MUNICIPAL BONDS (Cost $16,347)					17,047
TOTAL LONG-TERM INVESTMENTS — 83.2% (Cost $523,094,114)					532,698,684

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2013

Security Description	Principal Amount (000)	Value
SHORT-TERM INVESTMENTS — 16.5%
REPURCHASE AGREEMENT — 16.5%
State Street Repurchase Agreement, dated 10/31/13, due 11/1/13 at 0.01%, collateralized by Government National Mortgage Association obligations maturing from 12/15/27 to 3/20/28, market value $107,769,871 (repurchase proceeds $105,654,204)	$105,654	$105,654,175
TOTAL SHORT-TERM INVESTMENTS — 16.5% (Cost $105,654,175)		105,654,175
TOTAL INVESTMENTS — 99.7% (Cost $628,748,289)		638,352,859

	Shares
EQUITY SOLD SHORT — (1.6)%
Index — (1.6)%
iShares iBoxx High Yield Corporate Bond ETF	(31,100)	(2,904,740)
iShares iBoxx Investment Grade Corporate Bond ETF	(64,581)	(7,439,731)
TOTAL EQUITY SOLD SHORT (Proceeds $9,976,774)		(10,344,471)
OTHER ASSETS & LIABILITIES — 1.9%		11,973,146
NET ASSETS — 100.0%		$639,981,534

Percentages are calculated as a percentage of net assets as of October 31, 2013.

(a)

Securities exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to Qualified Institutional Investors as defined in Rule 144a promulgated under the Securities Act of 1933, as amended.

(b)	Defaulted security. Issuer in bankruptcy.
(c)	Non-income producing.
(d)

Interest rates on Senior Loans may be fixed or may float periodically. On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is a standard inter-bank offered rate, such as a LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders. Floating rate Senior Loans adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually.

(e)	Variable rate security. Rate shown is rate in effect at October 31, 2013.
(f)	Amount shown represents less than 0.05% of net assets.

DIP — Debtor In Possession

PIK — Payment in Kind

PLC — Public Limited Company

SCA — Societe en Commandite par Actions

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2013

Geographic Allocation of Investments:

Country	Percentage of Net Assets	Value

United States (Includes Short-Term Investments)	71.5%	$457,922,621
France	5.4	34,282,477
United Kingdom	5.2	33,250,715
Greece	3.4	22,235,615
Germany	3.3	21,505,109
Canada	2.7	17,298,068
Norway	2.4	15,263,437
Luxembourg	2.0	12,603,250
Ireland	1.4	8,744,601
Switzerland	1.3	8,625,149
Spain	0.8	5,207,692
Netherlands	0.2	970,000
Sweden	0.1	444,125

Total Investments	99.7%	$638,352,859

United States (securities sold short)	(1.6)	(10,344,471)

Total Securities Sold Short	(1.6)%	$ (10,344,471)

The geographic allocation is based on where Avenue Capital Management II L.P., the (“Investment Adviser”), believes the country of risk to be. Country of risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered.

Forward Foreign Currency Contracts:

Settlement Date	Amount		Value	In Exchange for U.S. $	Net Unrealized Appreciation (Depreciation)	Counterparty

Forward Foreign Currency Contracts to Buy:
11/07/2013	CAD	4,169,007	$3,997,871	$ 4,002,655	$(4,784)	State Street Bank and Trust Co.
11/07/2013	EUR	32,400,664	43,992,269	44,018,443	(26,174)	State Street Bank and Trust Co.
11/07/2013	GBP	12,577,234	20,165,874	20,153,700	12,174	State Street Bank and Trust Co.

					(18,784)

Forward Foreign Currency Contracts to Sell:
11/07/2013	CAD	4,169,007	3,997,871	4,014,003	16,132	State Street Bank and Trust Co.
02/07/2014	CAD	4,169,007	3,988,655	3,992,325	3,670	State Street Bank and Trust Co.
11/07/2013	EUR	32,400,664	43,992,270	43,747,505	(244,765)	State Street Bank and Trust Co.
02/07/2014	EUR	33,578,253	45,597,497	45,651,784	54,287	State Street Bank and Trust Co.
02/07/2014	GBP	9,211,716	14,759,302	14,780,106	20,804	State Street Bank and Trust Co.
11/07/2013	GBP	12,577,234	20,165,875	19,667,806	(498,069)	State Street Bank and Trust Co.

					(647,941)

	Total				$(666,725)

CAD — Canadian Dollar

EUR — Euro Currency

GBP — Great British Pound

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2013

Swap Contracts:

At October 31, 2013, outstanding credit default swap contracts were as follows:

Buy Protection:

Counterparty	Reference Obligation	Credit Spread (Basis Points)	Notional Amount*		Pay Fixed Rate**	Expiration Date	Market Value***	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Citibank	Banco Bilbao Vizcaya Argentaria, SA	249	EUR	4,600,000	5.00	12/20/2018	$ (791,306)	$ (498,294)	$ (293,012)
Citibank	Banco Santander SA	238	EUR	4,600,000	5.00	12/20/2018	(826,471)	(528,437)	(298,034)
Citibank	iTraxx Europe Sub Financials Series 20 Version 1	179	EUR	2,500,000	5.00	12/20/2018	(544,838)	(474,288)	(70,550)
Citibank	Ono Finance II PLC	319	EUR	3,000,000	5.00	12/20/2018	(367,604)	(173,095)	(194,509)
ICE Clear Credit****	iTraxx Europe Crossover Series 20 Version 1	341	EUR	9,000,000	5.00	12/20/2018	(931,430)	(584,795)	(346,635)
ICE Clear Credit****	Markit CDX NA High Yield Index	353	USD	24,000,000	5.00	12/20/2018	(1,714,650)	(1,057,704)	(656,946)

							$(5,176,299)	$(3,316,613)	$(1,859,686)

Sell Protection:

Counterparty	Reference Obligation	Credit Spread (Basis Points)	Notional Amount*		Receive Fixed Rate**	Expiration Date	Market Value***	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Citibank	MBIA Insurance Corp.	947	USD	3,000,000	5.00	6/20/2018	$ (421,676)	$(149,888)	$(271,788)
Citibank	MBIA Insurance Corp.	952	USD	4,500,000	5.00	9/20/2018	(661,913)	(366,084)	(295,829)
Citibank	MBIA Insurance Corp.	957	USD	2,500,000	5.00	12/20/2018	(383,004)	(443,750)	60,746
Citibank	MGIC Investment Corp.	351	USD	1,500,000	5.00	9/20/2018	106,318	(1,756)	108,074

							$(1,360,275)	$(961,478)	$(398,797)

*                    If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2013, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $11,500,000.

**                The fixed rate represents the fixed annual rate of interest paid by the Fund (as a buyer of protection) or received by the Fund (as a seller of protection) annually on the notional amount of the credit default swap contract.

***            Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

****        Centrally cleared swap.

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Statement of Assets and Liabilities

October 31, 2013

Assets
Investments in securities, at value (cost $523,094,114)	$532,698,684
Investments in repurchase agreements, at value (cost $105,654,175)	105,654,175
Receivable for investments sold	28,739,391
Cash collateral held at broker	19,147,883
Receivable for fund shares sold	10,686,877
Interest receivable	9,605,856
Foreign currency, at value (cost $13,518)	13,357
Unrealized appreciation on OTC swap contracts	168,820
Prepaid expenses	24,704
Receivable for variation margin on open centrally cleared swap contracts	27,178
Total Assets	706,766,925

Liabilities
Securities sold short, at value (proceeds of $9,976,774)	10,344,471
Payable for investments purchased	50,626,526
Premiums received for OTC swap contracts	2,635,592
Unrealized depreciation on OTC swap contracts	1,423,722
Net unrealized depreciation on open forward foreign currency contracts	666,725
Accrued Investment Advisory fee	484,420
Payable for fund shares redeemed	126,559
Distribution fee payable — Investor Class	50,980
Accrued Trustee’s fees and expenses	1,934
Accrued expenses	424,462
Total Liabilities	66,785,391
Net Assets	$639,981,534

Net Assets Consist of:
Paid in capital	$634,303,786
Undistributed net investment income	2,225,945
Accumulated net realized loss on investments, forward foreign currency contracts, securities sold short, foreign currency transactions and swap contracts	(2,940,433)
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts, securities sold short, foreign currency translations and swap contracts	6,392,236
Net Assets	$639,981,534

Net Asset Value Per Share

Institutional Class Shares
$357,705,052 divided by 31,753,699 shares outstanding ($0.001 par value Shares of Beneficial Interest outstanding)	$11.26
Investor Class Shares
$282,276,482 divided by 25,084,358 shares outstanding ($0.001 par value Shares of Beneficial Interest outstanding)	$11.25

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Statement of Operations

For the year ended October 31, 2013

Investment Income
Interest income	$10,474,351
Total Investment Income	10,474,351
Expenses
Investment Advisory fee	1,719,026
Transfer agent fees	409,450
Professional fees	262,549
Distribution fees — Investor Class (Note 5)	197,216
Dividend and Interest expense on securities sold short	196,633
Administration fees	178,489
Fund Accounting and Custody fees	177,874
Registration fees	145,048
Shareholder servicing fees — Investor Class (Note 5)	108,335
Shareholder servicing fees — Institutional Class (Note 5)	104,291
Insurance expense	65,455
Shareholder reporting expenses	48,467
Trustee’s fees and expenses	42,525
Commitment fee on Credit Facility	7,782
Other expenses	100,548
Total expenses	3,763,688
Expenses reimbursed by Investment Adviser	(733,258)
Net Expenses	3,030,430
Net Investment Income	7,443,921

Realized and Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts, Securities Sold Short, Foreign Currency Transactions and Swap Contracts:
Net realized gain (loss) on:
Investments	(681,127)
Investments in securities sold short	(631,632)
Forward foreign currency contracts	51,897
Foreign currency transactions	514,179
Swap contracts	(2,198,087)
(2,944,770)
Net change in unrealized appreciation (depreciation) on:
Investments	9,526,865
Investments in securities sold short	(367,697)
Forward foreign currency contracts	(651,834)
Foreign currency translations	80,301
Swap contracts	(2,258,483)
6,329,152
Net realized and unrealized gain on investments, forward foreign currency contracts, securities sold short, foreign currency transactions and swap contracts	3,384,382
Net increase in net assets resulting from operations	$10,828,303

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2013	For the period June 1, 2012*- October 31, 2012
Increase in Net Assets from Operations:
Net investment income	$7,443,921	$103,543
Net realized gain (loss) on investments, forward foreign currency contracts, securities sold short, foreign currency transactions and swap contracts	(2,944,770)	411,190
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts, securities sold short, foreign currency translations and swap contracts	6,329,152	63,084
Net increase in net assets resulting from operations	10,828,303	577,817
Distributions to Shareholders from:
Net investment income:
Institutional Class	(2,842,634)	(52,783)
Investor Class	(2,399,146)	(42,758)
Net realized gains:
Institutional Class	(193,537)	—
Investor Class	(197,514)	—
Total distributions to shareholders	(5,632,831)	(95,541)
Capital Stock Transactions[1]
Institutional Class:
Subscriptions	361,670,601	3,005,000
Dividends Reinvested	2,597,092	52,783
Redemptions	(13,563,429)	—
Net increase (decrease) in net assets from capital stock transactions — Institutional Class	350,704,264	3,057,783
Investor Class:
Subscriptions	303,372,559	2,700,000
Dividends Reinvested	2,460,021	39,752
Redemptions	(28,188,296)	—
Net increase (decrease) in net assets from capital stock transactions — Investor Class	277,644,284	2,739,752
Redemption Fees	57,703	—
Net increase (decrease) in net assets from capital stock transactions	628,406,251	5,797,535
Net increase in net assets during the year	633,601,723	6,279,811
Net assets at beginning of year	6,379,811	100,000
Net assets, end of period (including undistributed net investment income of $2,225,945 and $13,321, respectively)	$639,981,534	$6,379,811

*  Commencement of operations.

1  Capital Share Transactions:

Institutional Class:
Subscriptions	32,418,884	300,500
Dividends Reinvested	235,808	4,865
Redemptions	(1,216,348)	—
Net increase in Institutional Class Shares Outstanding	31,438,344	305,365
Investor Class:
Subscriptions	27,123,950	268,905
Dividends Reinvested	223,441	3,664
Redemptions	(2,535,612)	—
Net increase in Investor Class Shares Outstanding	24,811,779	272,569

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund — Institutional Class

Financial Highlights

Selected data for a share outstanding throughout each period

	Year Ended October 31, 2013	For the period June 1, 2012*- October 31, 2012
Net asset value, beginning of period	$10.85	$10.00

Income (loss) from investment operations:
Net investment income[1]	0.50	0.19
Net realized and unrealized gain (loss)	0.87	0.83
Total from investment operations	1.37	1.02

Distributions to shareholders from:
Net investment income	(0.35)	(0.17)
Net realized gains	(0.61)	—
Total distributions	(0.96)	(0.17)
Redemption fees	0.00 [2]	—
Net asset value, end of period	$11.26	$10.85

Total return[3]	13.24%	10.20%[4]
Net assets, end of period (in 000’s)	$357,705	$3,422
Ratio of expenses to average net assets	1.64%	1.50%[5]
Ratio of expenses to average net assets excluding investment related expenses[6]	1.50%	1.50%[5]
Ratio of net investment income (loss) to average net assets	4.45%	4.37%[5]
Ratios before expense limitation:
Ratio of expenses to average net assets	2.06%	17.39%[5]
Ratio of net investment income (loss) to average net assets	4.03%	(11.52)%[5]
Portfolio turnover rate	201%	543%[4]

*                   Commencement of operations.

1                     Per share amounts have been calculated using average shares outstanding.

2                     Amount is less than $0.005 per share.

3                     Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

4                     Not annualized.

5                     Annualized.

6                     Investment related expenses include short sales expense, stock loan fees and interest expense.

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund — Investor Class

Financial Highlights

Selected data for a share outstanding throughout each period

	Year Ended October 31, 2013	For the period June 1, 2012*- October 31, 2012
Net asset value, beginning of period	$10.85	$10.00

Income (loss) from investment operations:
Net investment income[1]	0.47	0.18
Net realized and unrealized gain (loss)	0.87	0.83
Total from investment operations	1.34	1.01

Distributions to shareholders from:
Net investment income	(0.33)	(0.16)
Net realized gains	(0.61)	—
Total distributions	(0.94)	(0.16)
Redemption fees	0.00 [2]	—
Net asset value, end of period	$11.25	$10.85
Total return[3]	12.96%	10.09%[4]
Net assets, end of period (in 000’s)	$282,276	$2,958
Ratio of expenses to average net assets	1.91%	1.75%[5]
Ratio of expenses to average net assets excluding investment related expenses[6]	1.75%	1.75%[5]
Ratio of net investment income (loss) to average net assets	4.19%	4.20%[5]
Ratios before expense limitation:
Ratio of expenses to average net assets	2.35%	16.89%[5]
Ratio of net investment income (loss) to average net assets	3.75%	(10.94)%[5]
Portfolio turnover rate	201%	543%[4]

*                   Commencement of operations.

1                     Per share amounts have been calculated using average shares outstanding.

2                     Amount is less than $0.005 per share.

3                     Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

4                     Not annualized.

5                     Annualized.

6                     Investment related expenses include short sales expense, stock loan fees and interest expense.

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Notes to Financial Statements

October 31, 2013

1. Organization

Avenue Mutual Funds Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on March 5, 2012 and is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and currently consists of one non-diversified investment series: Avenue Credit Strategies Fund (the “Fund”). The Fund offers two classes of shares, an Investor Class and an Institutional Class. Both Classes have equal rights and voting privileges, except in matters affecting a single class. The Fund’s primary investment objective is to seek total return, primarily from capital appreciation, fees and interest income. The Fund commenced operations on June 1, 2012.

Avenue Capital Management II, L.P. (the “Investment Adviser”) is a Delaware limited partnership registered as an investment adviser with the U.S. Securities and Exchange Commission.

2. Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the financial statements.

SECURITY VALUATION — The net asset value (“NAV”) of each class of shares is generally determined daily by State Street Bank and Trust Company (“State Street”) as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for business. The NAV per share of the class is computed by dividing the total current value of the assets of the Funds attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time such computation is made.

Corporate Bonds and Notes (including convertible and municipal bonds) and unlisted equities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Trade claims are valued using quotes provided by the selling dealer or financial institution.

Equity securities listed on a U.S. Stock Exchange are valued at the latest quoted sales price on valuation date. Securities listed on a foreign exchange are valued at their closing price.

Investments in other open-end investment companies are valued at NAV.

Credit default swaps are valued using a pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Where reliable market quotes are not readily available, loans and debt obligations are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees of the Fund (the “Board”). Any investment and other assets or liabilities for which current market quotations are

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2013

not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board.

Forward foreign currency contracts are valued using quoted foreign exchange rates. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board.

Purchased options are valued using a pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. For those issuers who are not paying in full, interest is only recognized if amounts are reasonably estimable and collectable. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities, subject to collectability. Dividend income and distributions are recorded on ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated upon the proportion of net assets of each class. Class specific expenses are borne by the respective share class.

FEDERAL INCOME TAXES — The Fund has qualified and continues to qualify as a regulated investment company by qualifying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distributing substantially all of its ordinary income and long-term capital gains, if any, each year. Accordingly, no provision for U.S. federal income or excise taxes is required in the financial statements.

MUNICIPAL BONDS — The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its bonds at attractive prices. The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

SENIOR LOANS — The Fund purchases assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2013

negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

TRADE CLAIMS — Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company. An investment in trade claims is very speculative and carries a high degree of risk. When the Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid instruments which generally do not pay interest, are typically unsecured and their pricing can be volatile. Trade claims typically may sell at a discount.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities. It is the Fund’s policy to net the unrealized appreciation and depreciation amounts for the same counterparty.

PURCHASED OPTIONS — As the purchaser of an option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the underlying security below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the underlying security over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2013

security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

CREDIT DEFAULT SWAPS — A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection.

Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. However, because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive and could be in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities.

Credit default swap agreements on corporate issuers involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate issuers to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2013

referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2013 for which the Fund is a seller of protection are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

OTC (“Over the Counter”) swap payments received or made at the beginning of the measurement period are reflected as such and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized to realized gains or losses over the life of the swap or are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Fund’s Statement of Operations. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis.

Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount equal to a certain percentage of the notional amount (initial margin), which is subject to adjustment. Credit default swap transactions involve certain

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2013

risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount, which is considered to represent fair value. It is the Fund’s policy that the value of collateral pledged (the securities received), which consists primarily of U.S. government securities and those of its agencies or instrumentalities, is not less than the repurchase price and is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including bankruptcy or other default of a seller of a repurchase agreement.

UNFUNDED LOAN COMMITMENTS — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2013, the Fund had no outstanding unfunded loan commitments.

INDEMNIFICATIONS — In the normal course of business, the Fund enters into general business contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund expects the risk of material loss to be remote and no amounts have been recorded for such arrangements.

BASIS OF PREPARATION AND USE OF ESTIMATES — These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the use of estimates and assumptions by the Investment Adviser that affect the reported amounts and disclosures in these financial statements. Actual amounts and results could differ from these estimates, and such differences could be material.

3. Distributions

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

4. Investment Advisory and Administration Agreements

Under an advisory agreement, Avenue Capital Management II, L.P., the Fund’s Investment Adviser, an affiliate of Avenue Capital Group, will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily net assets.

At an “in person” meeting held on December 13, 2012 (the “Meeting”) the Board unanimously approved the amendment and restatement of the currently effective Letter Agreement (an “Expense Limitation Agreement”) between the Trust and the Investment Adviser, dated as of May 15, 2012, to extend the term of such Expense

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2013

Limitation Agreement through and including February 28, 2014. Under the Expense Limitation Agreement, the Investment Adviser has contractually agreed, through and including February 28, 2014 to reimburse the Trust so that “Total Annual Fund Operating Expenses After Expense Reimbursement” (as such term is used in the Trust’s registration statement on Form N-1A) are limited to 1.75% and 1.50% of the average daily net assets of the Fund’s Investor Class shares and Institutional Class shares, respectively, (excluding (i) interest, taxes, brokerage commissions and expenditures capitalized in accordance with GAAP, (ii) portfolio transactions and investment related expenses, and (iii) extraordinary expenses not incurred in the ordinary course of the Fund’s business). The Trust may repay any such reimbursement from the Investment Adviser if, within three years of the reimbursement, the Trust could repay the Investment Adviser without causing the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement to exceed 1.75% and 1.50% of the average daily net assets of the Investor Class and Institutional Class, respectively, for the fiscal year in which such repayment would occur when such amount repaid to the Investment Adviser is included in the Fund’s total annual fund operating expenses. The Expense Limitation Agreement can be terminated only by the independent Trustees of the Trust. For the year ended October 31, 2013 and the period ended October 31, 2012, expense reductions, including any fee waivers, were as follows:

Subject to repayment through
October 31, 2016 $733,258	October 31, 2015 $375,161

Under the terms of the Expense Limitation Agreement, if the Fund’s expense ratio declines sufficiently, the Trust may be liable to repay the reimbursement amount to the Investment Adviser until October 31, 2016 and October 31, 2015, respectively.

State Street provides, or arranges for the provision of certain administrative services for the Trust, including preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides legal administration services, including corporate secretarial services and preparing regulatory filings. For administration related services, State Street receives an annual fee, plus certain out-of pocket expenses.

The Trust has also contracted with State Street to provide custody and fund accounting services and transfer agency to the Trust. Custody, Fund Accounting and Transfer Agent fees are payable monthly based on assets held in custody, investment purchases and sales activity and other factors, plus reimbursement for certain out-of pocket expenses. In addition, the Fund has entered into repurchase agreements and foreign currency transactions with State Street during the period.

5. Distribution and Service (12b-1) and Shareholder Servicing Plans

The Trust has an agreement with Foreside Fund Services, LLC (the “Distributor”) that serves as the Distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).

The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), applicable to Investor Class shares of the Fund, and a separate Shareholder Servicing Plan applicable to Investor Class and Institutional Class shares of the Fund.

The 12b-1 Plan allows the Fund to pay fees to cover sales, marketing, and promotional expenses of the Investor Class, as well as related ancillary services such as account maintenance and customer service to Investor Class shareholders. The 12b-1 Plan permits the Fund to pay a distribution (12b-1) fee at an annual rate of 0.25% of net assets attributable to Investor Class shares.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2013

The Shareholder Servicing Plan allows the Trust to pay a fee for assistance in connection with shareholder services such as account maintenance and customer service to Investor Class and Institutional Class shareholders. The Shareholder Servicing Plan permits the Trust to pay shareholder service fees at an annual rate of up to 0.25% and 0.15% of net assets attributable to Investor Class shares and Institutional Class shares, respectively, to cover the costs of such services. For the year ended October 31, 2013, the Fund incurred $108,335 and $104,291 in shareholder servicing fees for the Investor Class and Institutional Class, respectively.

The Trust’s 12b-1 Plan commenced on May 14, 2012 and was scheduled to expire on May 14, 2013. On December 13, 2012, the Fund and the Distributor entered into an agreement that extended the term of the current 12b-1 Plan for the period May 14, 2013 through May 14, 2014.

The Trust’s Shareholder Servicing Plan commenced on June 1, 2012 and was scheduled to expire on June 1, 2013. On December 13, 2012, the Fund and the Distributor entered into an agreement that extended the term of the current Shareholder Servicing Plan for the period June 1, 2013 through June 1, 2014.

6. Organizational and Offering Costs

Expenses incurred in connection with the organization and the offering of the Trust and Fund were paid for by the Investment Adviser. The Trust and Fund do not have an obligation to reimburse the Investment Adviser for organizational and offering costs paid on their behalf. Costs incurred with the organization and offering of the Trust and the Fund were approximately $233,000.

7. Related Party Transactions

Affiliates of the Fund may have lending, brokerage, underwriting, or other business relationships with issuers of securities in which the Fund invests. Morgan Stanley, the global financial services firm, owns an indirect, non-controlling minority interest in Avenue Capital Group. During the period, the Fund acquired securities through unaffiliated broker-dealers which were part of underwriting groups in which Morgan Stanley participated.

8. Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $823,227,425 and $314,699,306, respectively, for the year ended October 31, 2013.

9. Share Transactions

The Fund is open for business each day the NYSE is open for trading. Shares can be redeemed on any day during which the NYSE is open. Fund shares will be redeemed at the NAV next calculated after the order is received in good order by the transfer agent or broker-dealers or financial intermediaries that have an agreement with the Fund’s distributor. At the sole discretion of the Fund, the initial investment minimums may be waived for certain investors.

A 2.00% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis. For the year ended October 31, 2013, the redemption fees amounted to $20,895 and $36,808 for the Investor and Institutional Class respectively. For the year ended October 31, 2012, there were no redemption fees.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2013

10. Shareholder Concentration

At October 31, 2013, three affiliated shareholder accounts owned an aggregate of 1.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

11. Federal Tax Information

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax return filings for the year ended October 31, 2013, and the period ended October 31, 2012 remain subject to examination by the Internal Revenue Service for a period of three years.

For the year ended October 31, 2013 permanent book-tax differences related to foreign currency gains and losses, reclassification of credit default swap income, and redesignation of distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$0	$10,483	$(10,483)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended October 31, 2013 and the period ended October 31, 2012 were as follows:

	October 31, 2013	October 31, 2012
Distributions declared from:
Ordinary income*	$5,632,831	$95,541

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryover	Net Unrealized Appreciation*
$2,227,108	$(3,535,962)	$6,987,765

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to wash sales and forward contracts being marked to market.

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost of investments	$629,187,182
Gross unrealized appreciation	$13,626,706
Gross unrealized depreciation	(4,093,332)
Net unrealized appreciation on investments	$9,533,374
Net unrealized (depreciation) on securities sold short	(367,697)
Net unrealized appreciation	$9,165,677

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2013

12. Derivative Instruments & Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund used forward foreign currency contracts.

At October 31, 2013, the fair value of derivative instruments whose primary underlying risk exposure is foreign exchange risk at October 31, 2013 was as follows:

	Fair Value
Derivative	Asset Derivative[1]	Liability Derivative[1]
Forward foreign currency contracts	$107,067	$(773,792)

1  Statement of Assets and Liabilities location: Net unrealized depreciation on open forward foreign currency contracts.

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2013 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income[2]
Forward foreign currency contracts	$51,897	$(651,834)

1  Statement of Operations location: Net realized gain (loss) — Forward foreign currency contracts.

2  Statement of Operations location: Net change in unrealized appreciation (depreciation) — Forward foreign currency contracts.

The average volume of forward foreign currency contracts bought and sold measured at each month end and during the year ended October 31, 2013 was approximately $9,306,000 and $22,311,000, respectively.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund utilizes options to manage its interest rate risk, to gain exposure to interest rate risk, or to enhance return.

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2013 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Put options purchased	$(496,309)	$0

1  Statement of Operations location: Net realized gain (loss) — Investments. Put options purchased on a corporate bond exchange traded fund.

The average volume of put options purchased measured at each month end and during the year ended October 31, 2013 was approximately 550 contracts.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund enters into credit default swap contracts to manage its credit risk, to gain a particular exposure to a credit risk, or to enhance return.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2013

At October 31, 2013 the fair value of derivative instruments whose primary underlying risk exposure is credit risk at October 31, 2013 was as follows:

	Fair Value
Derivative	Asset Derivative[1]	Liability Derivative[1]
Credit default swaps	$168,820	$(2,427,303)

1  Statement of Assets and Liabilities location: Unrealized appreciation on OTC swap contracts and Unrealized depreciation on OTC swap contracts respectively. Includes unrealized depreciation on centrally cleared swap contracts as presented in the Credit Default Swaps table. Only the current day’s variation margin on open centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open centrally cleared swap contracts, as applicable.

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is issuer default risk for the year ended October 31, 2013 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income[2]
Credit default swaps	$(2,198,087)	$(2,258,483)

1  Statement of Operations location: Net realized gain (loss) on Swap contracts.

2  Statement of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts.

The average notional amount of swap contracts outstanding during the year ended October 31, 2013 was approximately €9,087,000 and €0 for Buy and Sell Protection in euro, respectively and $3,385,000 and $3,000,000 for Buy and Sell Protection in US Dollars, respectively.

13. Credit Facility

On June 12, 2013, the Trust entered into a committed, unsecured 364 day revolving credit facility (the “Credit Facility”) with State Street that allows the Fund to borrow up to $10,000,000 (the “Facility Amount”), and to use the borrowings for temporary or emergency purposes including to redeem shares or settle trades. The interest rate on any borrowings is higher of (i) the Overnight LIBOR rate plus 1.25% and (ii) the Federal Funds Effective rate plus 1.25%; due and payable in arrears on the fifteenth day of each calendar month for the immediately preceding calendar month and on the date that is 364 days from the date of execution of the definitive credit agreement. The Credit Facility includes a commitment fee for the unused portion on the facility, payable quarterly in arrears. A one-time, upfront fee equal to 0.10% on the Facility Amount, was deemed fully earned and payable at closing. In addition, the Fund pays State Street a commitment fee of 0.10% per annum on the average daily undrawn amount. Commitment fees for the year ended October 31, 2013 totaled $7,782 and are included in the interest expense and Commitment fee on Credit Facility line item in the Statement of Operations. For the year ended October 31, 2013, the Fund had no borrowings outstanding under the Credit Facility agreement.

14. Principal Risks

CONFLICT OF INTEREST RISK — Because the Investment Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Investment Adviser receives fees from certain accounts that are higher than the fees received from the Fund, or receives a performance-based fee on certain accounts. In those instances, the Investment Adviser has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2013

extent the Investment Adviser has proprietary investments in certain accounts or where the portfolio manager or other employees of the Investment Adviser have personal investments in certain accounts. The Investment Adviser has an incentive to favor these accounts over the Fund. Because the Investment Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time. The Fund’s “20% overlap limit” policy, pursuant to which, at the time an investment is made by the Fund, the Fund’s portfolio will have no more than 20% overlap, on a market value basis, at the security specific level with the portfolio securities held by the private funds (in the aggregate) advised by the Investment Adviser or its affiliates, may have the same effect.

Conflicts of interest may arise where the Fund and other funds advised by the Investment Adviser or its affiliates (“Avenue funds”) simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one Avenue fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Avenue funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other Avenue funds, such other Avenue funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other Avenue funds were to lose their respective investments as a result of such difficulties, the Investment Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Investment Adviser will seek to act in the best interests of each of the Avenue funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance procedures.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Investment Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Investment Adviser or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Investment Adviser between the interests of the Fund and the portfolio company, in that the ability of the Investment Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other Avenue funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved various policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these policies and procedures and any conflicts that may arise.

In the course of managing the Avenue funds or otherwise, the Investment Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2013

disadvantaged because of the investment activities conducted by the Investment Adviser for other clients, and the Investment Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Investment Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

MARKET AND INTEREST RATE RISK — Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in number or degree over time. The Fund has no policy limiting the maturity of credit obligations it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations. Interest rate risk can be considered a type of market risk.

RISKS ASSOCIATED WITH FOREIGN INVESTMENTS — Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available financial and other information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States. In recent years, the risks of investing in certain foreign securities have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund’s investments, though it is

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2013

possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

CREDIT RISK — Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. Loans and debt obligations of stressed issuers (including those that are in covenant or payment default) are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. Obligations of stressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. In any investment involving stressed obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell.

RISKS OF SENIOR LOANS — There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund’s net asset value and difficulty in valuing the Fund’s portfolio of Senior Loans. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s net asset value.

RISKS OF SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it received from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the fund will place in a segregated account an amount of

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2013

cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

RISKS OF OPTIONS — As the purchaser of an option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the underlying security below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the underlying security over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

RISKS OF SWAPS — The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the other party to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. If the Investment Adviser is incorrect in its forecast of market values, interest rates, currency exchange rates or counterparty risk, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

RISKS OF TRADE CLAIMS — An investment in trade claims is very speculative and carries a high degree of risk. When the Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2013

Trade claims normally would be considered illiquid instruments which generally do not pay interest, are typically unsecured and their pricing can be volatile. Trade claims typically may sell at a discount.

15. Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

•	Level 1 — Prices are determined using quoted prices in an active market for identical assets.
•

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

•

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2013

Senior Loans — Senior loans are valued using inputs which include broker-dealer quotes or quotes received from independent pricing services that take into account quotes received from broker-dealers or other market sources pertaining to the issuer or security. The Fund may also engage a third party appraiser or other valuation techniques, as described in the private equity section above, to value these securities. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. To the extent that these inputs are observable, the values of senior loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Trade Claims — The markets in trade claims are not regulated by federal securities laws or the SEC. To the extent that pricing inputs are observable, the values of trade claims are categorized as Level 2. To the extent that pricing inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Equity Securities (Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary of the tiered valuation input levels, as of October 31, 2013. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2013

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Quoted Prices in Active Markets for Identical Assets	Other Significant Observable Inputs	Significant Unobservable Inputs
Investment Securities in an Asset Position	(Level 1)	(Level 2)	(Level 3)	Total
Corporate Bonds and Notes	$—	$440,233,128	$—	$440,233,128
Senior Loans	—	46,640,597	8,863,866	55,504,463
Convertible Bonds	—	29,309,046	—	29,309,046
Trade Claims	—	7,635,000	—	7,635,000
Municipal Bonds	—	17,047	—	17,047
Repurchase Agreements	—	105,654,175	—	105,654,175
Other Financial Instruments
Credit Default Swaps*	—	168,820	—	168,820
Total Asset Position	$—	$629,657,813	$8,863,866	$638,521,679
Investments in a Liability Position
Securities Sold Short	(10,344,471)	—	—	(10,344,471)
Other Financial Instruments
Forward Foreign Currency Contracts*	—	(666,725)	—	(666,725)
Credit Default Swaps*	—	(2,427,303)	—	(2,427,303)
Total Liability Position	$(10,344,471)	$(3,094,028)	$—	$(13,438,499)

*  Other financial instruments such as forward foreign currency contracts and credit default swaps are valued at the unrealized appreciation/(depreciation) of the instrument.

	Quantitative Information about Level 3 Fair Value Inputs
	Fair Value At
	10/31/13	Valuation Technique	Unobservable Input	Range
Senior Loans	$8,863,866	Third Party Vendor	Vendor Quotes	$97-$102

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Fund and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Fund’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate. The Committee is also responsible for monitoring the implementation of the pricing policies by the Fund and third parties which perform certain pricing functions in accordance with the pricing policies. The Investment Adviser is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Investment Adviser perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

Avenue Credit Strategies Fund

Notes to Financial Statements (continued)

October 31, 2013

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Senior Loans	Total
Balance as of October 31, 2012	$—	$—
Cost of purchases	8,714,548	8,714,548
Proceeds from sales	(19,420)	(19,420)
Transfers to Level 3	—	—
Transfers from Level 3	—	—
Accrued discount (premium)	2,604	2,604
Realized gains (losses)	185	185
Change in net unrealized appreciation (depreciation)*	165,949	165,949
Balance as of October 31, 2013	$8,863,866	$8,863,866
Change in net unrealized appreciation (depreciation) on Investments still held as of October 31, 2013*	$165,949	$165,949

*  Amount is included in the related amount on investments in the Statement of Operations.

During the year ended October 31, 2013, there were no transfers between the investment levels.

For information related to geographical and industry categorization of investments and types of derivative contracts held, please refer to the Schedule of Investments.

16. Recently Issued Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Fund’s management is currently evaluating the effect that the guidance may have on its financial statements.

In June 2013, the FASB issued ASU 2013-08 Financials Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements, which sets forth a new approach for determining whether a public or private company is an Investment Company and sets certain measurement and disclosure requirements for an Investment Company. The amendments are effective for fiscal years beginning on or after December 15, 2013. An entity regulated under the 1940 Act would automatically qualify as an Investment Company for accounting purposes under Topic 946 and thus the Fund’s management believes the release will have no impact to the Fund.

17. Subsequent Events

Management has evaluated events occurring subsequent to the date of the Statement of Assets and Liabilities through the date the financial statements were issued. No matters requiring adjustment to, or disclosure, in the financial statements were noted.

On December 12, 2013, the Fund and the Investment Adviser amended and restated the current Expense Limitation Agreement to extend the term through February 28, 2015.

The Fund declared the following distributions from net investment income payable December 23, 2013

Institutional Class — $0.10 per share

Investor Class — $0.093 per share

Avenue Credit Strategies Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Avenue Mutual Funds Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Avenue Credit Strategies Fund, a portfolio of Avenue Mutual Funds Trust (the “Fund”), at October 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 1, 2012 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 27, 2013

Avenue Credit Strategies Fund

Additional Information (Unaudited)

Expense Examples

As a shareholder of the Avenue Credit Strategies Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Avenue Credit Strategies Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Class	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13	Expense Ratio During Period** 5/1/13-10/31/13
Institutional Class	$1,000.00	$1,011.90	$7.61	1.50%
Investor Class	$1,000.00	1,010.40	8.87	1.75

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each actual class expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual class return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period* 5/1/13-10/31/13	Expense Ratio During Period** 5/1/13-10/31/13
Institutional Class	$1,000.00	$1,017.64	$7.63	1.50%
Investor Class	$1,000.00	1,016.38	8.89	1.75

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year.

**	Annualized.

Avenue Credit Strategies Fund

October 31, 2013 (unaudited)

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (877) 525-7330, and on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge, upon request, by calling (877) 525-7330, or on the Fund’s website at http://www.avenuecapital.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at http://www.avenuecapital.com.

Avenue Credit Strategies Fund

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Board and the Fund’s officers appointed by the Board. The tables below list the Trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, its Board members and officers, the Investment Adviser and the Subadviser is 399 Park Avenue, 6th Floor, New York, NY 10022, unless specified otherwise below. The term “Fund Complex” includes each of the registered investment companies advised by the Investment Adviser or the Subadviser or their affiliates as of the date of this Annual Report. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the Trustees.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-525-7330.

Interested Trustee(1)(2)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years
Randolph Takian (39) 399 Park Avenue, 6th Floor New York, NY 10022	President, Chief Executive Officer and Trustee	Since March 2012

President, Chief Executive Officer and Trustee of Avenue Income Credit Strategies Fund (since 2010); Senior Managing Director and Head of Traditional Asset Management of Avenue Capital Group (since 2010); President and Principal Executive Officer of certain open-end and closed-end funds advised by Morgan Stanley Investment Management, Inc. (“MSIM”) or an affiliated person of MSIM (2008-2010); President and Chief Executive Officer of Morgan Stanley Services Company Inc. (2008-2010); Managing Director and Head of Americas distribution, product and marketing for MSIM (2009-2010); Head of Liquidity and Bank Trust business (2008-2010) and the Latin American Franchise (July 2008-2010) at MSIM, Managing Director, Director and/or Officer of MSIM and various entities affiliated with MSIM. Formerly, Head of Retail and Intermediary business, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management.

				2	Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit.

Avenue Credit Strategies Fund

Trustees and Officers (continued)

Independent Trustees(1)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Last Five Years
Joel Citron (51) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee (Chairman)	Since May 2012	Chairman of the Board of Trustees of Avenue Income Credit Strategies Fund (since 2010); Chief Investment Officer/Managing Member of TAH Management/TAH Capital Partners, a private investment management firm (since 2009), and CEO of Tenth Avenue Holdings, a related holding company (since 2008); Managing Partner of Jove Partners, a hedge fund and private equity firm (2006-2008); CEO of Jovian Holdings, a privately held investment and operating company (2002-2008).	2

Chairman of Tenth Avenue Commerce, an e-commerce company (since 2010); Director of Communications Capital Group, LLC (since 2009); Director of Attivio, Inc., a software company (since 2009), Director of Symbius Medical, LLC, a medical service provider (since 2007); Chairman of Oxigene Inc., a biotech company (2001-2009); Chairman of Oasmia AB, a Swedish publicly traded biotech company since 2011; President of the Board of The Heschel School; Chairman of the Board of Trustees of Kivunim, a program in international Jewish education; Board of Councilors Member of Shoah Foundation at the University of Southern California.

Darren Thompson (50) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since May 2012	Trustee of Avenue Income Credit Strategies Fund (since 2010); Managing Member, RailField Partners, LLC (private investment and advisory firm) (since 2012); Self Employed Consultant (since 2010); Executive of American Express Company (2010); Chief Financial Officer of Revolution Money, Inc., a payment network (now a subsidiary of American Express Company) (2006-2010).	2

Julie Dien Ledoux (44) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since May 2012	Trustee of Avenue Income Credit Strategies Fund (since 2010); Analyst and Portfolio Manager of Avenue Capital Group (1998-2007)	2	Board Member and on the Executive Committee of Treadwell Farms Historic District Association f/k/a East Sixties Property Owners Association, a non-profit neighborhood group.

Avenue Credit Strategies Fund

Trustees and Officers (continued)

Principal Officers who are not Trustees

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Stephen M. Atkins (48) 399 Park Avenue, 6th Floor New York, NY 10022	Treasurer and Chief Financial Officer	Since September 2012

Treasurer and Chief Financial Officer of Avenue Income Credit Strategies Fund (since September 2012); Controller of Avenue Capital Group, an investment management firm (since December 2010); Formerly with Morgan Stanley Investment Management Inc., a financial management and advisory company (1996-2010), most recently as an Executive Director (2003-2010).

Jeffrey J. Gary (51) 399 Park Avenue, 6th Floor New York, NY 10022	Vice President	Since May 2012

Vice President of Avenue Income Credit Strategies Fund (since September 2012); Portfolio Manager of Avenue Income Credit Strategies Fund (November 2012); Senior Portfolio Manager of Avenue Capital Group (since 2012); Portfolio Manager of Third Avenue Management LLC (2009-2010); Portfolio Manager of Blackrock Financial (2003-2008).

Ty Oyer (42) 399 Park Avenue, 6th Floor New York, NY 10022	Secretary	Since May 2012

Secretary of Avenue Income Credit Strategies Fund (since 2010); Deputy Chief Compliance Officer (since January 2011) and Compliance Manager (since 2008) of Avenue Capital Group, an investment management firm; Compliance Officer of D.B. Zwirn & Co., an investment management firm (2007-2008).

Eric Ross (44) 399 Park Avenue, 6th Floor New York, NY 10022	Chief Compliance Officer	Since May 2012	Chief Compliance Officer of Avenue Income Credit Strategies Fund (since 2010); Chief Compliance Officer of Avenue Capital Group, an investment management firm (since 2006).

(1)      “Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those Trustees who are “interested persons” of the Fund.

(2)      Mr. Takian is an “Interested Trustee” due to his employment with the Investment Adviser.

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Rev. 11/2013

FACTS	WHAT DOES Avenue Credit Strategies Fund (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

    Social Security Number and transaction history
    Risk tolerance and investment experience
    Income and assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes – to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 212-878-3500 or go to www.avenuecapital.com

Who we are
Who is providing this notice?	Avenue Credit Strategies Fund (the Fund), a series of Avenue Mutual Funds Trust

What we do
How does the Fund protect my personal information?

To product your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to your non-public personal information to those employees who need to know that information.

How does the Fund collect my personal information?	We collect your personal information, for example, when you Provide contact information or provide account information Open an account or Purchase or sell shares Make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only

    sharing for affiliates’ everyday business purposes — information about your creditworthiness affiliates form using your information not market to you

    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. The term affiliates include the Fund’s investment adviser, Avenue Capital Management II, L.P.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund does not jointly market.

Other Important Information

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

Avenue Mutual Funds Trust
399 Park Avenue - 6th Floor
New York, NY 10022

Trustees

Joel Citron,

Chairman of the Board

Julie Dien Ledoux

Randolph Takian

Darren Thompson

Officers

Randolph Takian

Principal Executive Officer and President

Stephen M. Atkins

Treasurer and Principal Financial Officer

Jeffrey J. Gary

Vice President

Eric Ross

Chief Compliance Officer

Ty Oyer

Secretary

Investment Adviser

Avenue Capital Management II, L.P.

399 Park Avenue, 6th Floor

New York, New York 10022

Administrator and Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Transfer Agent and Dividend Paying Agent

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Distributor

Foreside Fund Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Avenue Mutual Funds Trust Avenue Credit Strategies Fund ANNUAL REPORT October 31, 2013
Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017

Item 2.  Code of Ethics

(a)  As of the end of the period covered by this report, the Avenue Mutual Funds Trust (hereinafter referred to as the “Fund” or “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive and senior financial officers pursuant to the Sarbanes-Oxley Act of 2002 (“Code of Ethics”).

(b)  Not applicable.

(c)  During the period covered by this report, no substantive amendments were made to the Code of Ethics.

(d)  During the period covered by this report, the Registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

(e)  Not applicable.

(f)  The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3.  Audit Committee Financial Expert

(a)(1)  The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one Board member serving on the Audit Committee that possesses the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2)  Mr. Darren Thompson is the Registrant’s audit committee financial expert.  The Board also determined that Mr. Thompson is not an “interested person” of the Registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4.  Principal Accountant Fees and Services

(a)  Audit Fees - For the fiscal year ended October 31, 2013, PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm (“PwC” or the “Auditor”), billed the Fund aggregate fees of US$87,600 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

For the fiscal year ended October 31, 2012, PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm (“PwC” or the “Auditor”), billed the Fund aggregate fees of US$75,000 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

(b)  Audit-Related Fees - For the fiscal year October 31, 2013, PwC did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under Item 4(a) above.

For the fiscal year October 31, 2012, PwC did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under Item 4(a) above.

(c)  Tax Fees - For the fiscal year ended October 31, 2013, PwC billed the Fund aggregate fees of US$10,100 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and excise tax calculations.

For the fiscal year ended October 31, 2012, PwC billed the Fund aggregate fees of US$9,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and excise tax calculations.

(d)  All Other Fees - For the fiscal year ended October 31, 2013, PwC did not bill the Fund for fees other than for the services reported in paragraphs (a) through (c) of this Item.

For the fiscal year ended October 31, 2012, PwC did not bill the Fund for fees other than for the services reported in paragraphs (a) through (c) of this Item.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures - The Fund’s Audit Committee has adopted, and the Fund’s Board has approved an Audit and Non-Audit Services Preapproval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, and sets forth guidelines and procedures to be followed by the Fund when retaining the Auditor to perform audit-related services, tax services and other non-audit services. This Policy permits such services to be pre-approved in one of two ways: (1) pursuant to a general pre-approval (“General Pre-Approval”), or (2) pursuant to specific pre-approval (“Specific Pre- Approval”). Unless a type of service provided by the Auditor and the maximum estimated fees therefor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

(e)(2)  All of the audit and tax services included in Items 4(b) through (d) above for the fiscal year ended October 31, 2012 and October 31, 2013 were pre-approved by the Audit Committee pursuant to the Policy.

There were no services included in Items 4(b) through (d) above that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  For the fiscal year ended October 31, 2013, PwC billed aggregate non-audit fees of US$3,969,723 to Avenue Capital Management II, L.P. (the “Adviser”) and to other entities controlling, controlled by or under common control with the Adviser.

For the fiscal year ended October 31, 2012, PwC billed aggregate non-audit fees of US$3,276,119 to the Adviser and to other entities controlling, controlled by or under common control with the Adviser.

(h)  The Audit Committee considered the non-audit services rendered to the Adviser as disclosed in paragraph (g) of this Item 4 in light of the Policy and determined that they were compatible with maintaining PwC’s independence.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

(a)                                 Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)  The Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)  Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Avenue Mutual Funds Trust

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date:	January 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

By:	/s/ Stephen M. Atkins
Stephen M. Atkins Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	January 8, 2014